                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 12, 1996

                              SI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                      0-12370                  95-3381440
 (State or Other Jurisdiction of   (Commission File Number)   (IRS Employer ID. No.)
 Incorporation or Organization)

   4611 South 134th Place
   Seattle, Washington                                    98168
   (Address of Principal Executive Offices)            (Zip Code)

                                 (206) 244-6100
              (Registrant's Telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On April 12, 1996 SI Technologies, Inc. (the "Company") acquired all of the outstanding capital stock of Evergreen Weigh, Inc., a Lynnwood, Washington-based company engaged in the electronic weighing device industry.

                  The stock was acquired for $1,000,000 from Carl R. and Ruth Harris. The value of consideration given in exchange for the stock was determined by reference to Evergreen Weigh's past operating history and the Company's analysis of its potential under new management. The Company borrowed the funds for the acquisition from US Bank of Washington, N.A.

         (b) Evergreen Weigh, Inc. is an operating company. The Company currently intends to continue to operate Evergreen Weigh as a separate subsidiary.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.

                  (i) Unaudited Pro Forma combined condensed financial statements of the Company and Evergreen Weigh, Inc. for the year ended July 31, 1995 and the six months ended January 31, 1996.

         (c)      Exhibits.

                  (i) Acquisition Agreement and Plan of Merger dated April 12, 1996 among SI Technologies, Inc., SI Acquisition Corporation, Evergreen Weigh, Inc. Carl R. Harris and Ruth Harris.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  April 25, 1996

                                                     SI TECHNOLOGIES, INC.

                                               By    /s/ Rick A. Beets
                                                 -------------------------------
                                                     Rick A. Beets, President

                              SI TECHNOLOGIES, INC.

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (unaudited)

The accompanying unaudited pro forma combined condensed financial statements have been derived from the historical results of operations of SI Technologies, Inc. ("SI") and Evergreen Weigh, Inc. ("Evergreen") for the year ended July 31, 1995 and the six months ended January 31, 1996 and financial position as of January 31, 1996.

The unaudited pro forma combined condensed financial statements are presented for informational purposes only and do not purport to be indicative of the operating results that actually would have occurred if the acquisition had been consummated on August 1, 1994, nor which may result from future operations. The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable. The acquisition has been accounted for using the purchase method of accounting. These pro forma financial statements should be read in conjunction with the historical financial statements and related notes of the Company and the acquisition document.

                              SI TECHNOLOGIES, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   (UNAUDITED)

                                                          HISTORICAL
                                                          ----------
                                                       JANUARY 31, 1996

ASSETS                                                                                               PRO FORMA
                                                      SI          EVERGREEN       ADJUSTMENTS        COMBINED
                                                   -------------------------      ----------------------------
Current assets:
     Cash                                          $    2,054     $   12,711      $       -         $   14,765
     Trade accounts receivable, less allowance
       for doubtful accounts of $219,543
       and $7,935 respectively                      2,030,463        445,008        (38,000)(1)      2,437,471
     Inventories                                    1,422,744        548,951        (55,000)(2)      1,916,695
     Deferred tax asset                               400,500              -              -            400,500
     Other current assets                              63,305         23,216              -             86,521
                                                   -------------------------      ----------------------------
         Total current assets                       3,919,066      1,029,886        (93,000)         4,855,952

Property and equipment, less accumulated
     depreciation and amortization                    725,836         40,909         33,000(3)         799,745

Other assets:
     Intangible assets, net                         2,829,689              -        374,947(4)       3,204,636
     Other                                             90,884              -              -             90,884
                                                   -------------------------      ----------------------------
TOTAL ASSETS                                       $7,565,475     $1,070,795      $ 314,947         $8,951,217
                                                   =========================      ============================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Notes payable to bank                         $        -     $  233,494      $       -         $  233,494
     Current maturities of long term debt             183,876              -        120,000(6)         303,876
     Put option obligation - current                  325,000              -              -            325,000
     Trade accounts payable                           899,100         91,330              -            990,430
     Income taxes payable                             247,191         (2,878)             -            244,313
     Accrued liabilities                            1,025,508         26,796         37,000(5)       1,089,304
                                                   -------------------------      ----------------------------
         Total current liabilities                  2,680,675        348,742        157,000          3,186,417

Long-term debt, less current maturities                13,041              -        880,000(6)         893,041
Put option liability, less current maturities          60,000              -              -             60,000
Deferred taxes                                         22,200              -              -             22,200

Stockholders' equity:                               4,789,559        722,053       (722,053)(7)      4,789,559

                                                   -------------------------      ----------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
                                                   $7,565,475     $1,070,795      $ 314,947         $8,951,217
                                                   =========================      ============================


            See notes to pro forma combined condensed balance sheet.

                              SI TECHNOLOGIES, INC.
               NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   (unaudited)


(1)  Valuation adjustment for doubtful accounts receivable.

(2)  Valuation reserve for obsolete and slow moving inventory.

(3)  Revaluation to fair value of acquired property and equipment.

(4) Increase to intangible assets (goodwill). The goodwill associated with the Evergreen acquisition will be amortized over a period of 25 years.

(5) Adjustments to record accrued vacation and accrued expenses associated with the acquisition.

(6) Increase to long term debt associated with the acquisition financing of Evergreen.

(7)  Elimination of Evergreen stockholders' equity.

                              SI TECHNOLOGIES, INC.
               PRO FORMA COMBINED CONDENSED STATEMENTS OF EARNINGS
                                   (UNAUDITED)

                                                      HISTORICAL
                                                      ----------
                                              FOR THE TWELVE MONTHS ENDED
                                                     JULY 31, 1995

                                                                                             PRO FORMA
                                                   SI          EVERGREEN   ADJUSTMENTS       COMBINED
                                              --------------------------   ----------------------------
Net sales                                     $9,816,011      $2,104,608   $      -         $11,920,619
Cost of sales                                  5,072,823       1,202,956      3,500(1)        6,279,279

                                              --------------------------   ----------------------------
     Gross profit                              4,743,188         901,652     (3,500)          5,641,340

Operating expenses:
    Selling, service, general and
      administrative                           3,114,778         616,011    (51,765)(2)       3,679,024
    Research, development and engineering        700,600         157,488          -             858,088
    Amortization of intangibles                  130,443               -     15,000(3)          145,443
                                              --------------------------   ----------------------------
     Total operating expenses                  3,945,821         773,499    (36,765)          4,682,555
                                              --------------------------   ----------------------------

     Earnings from operations                    797,367         128,153     33,265             958,785

Interest expense                                (118,754)        (24,450)   (81,000)(4)        (224,204)
Other income, net                                 19,343           3,929          -              23,272
                                              --------------------------   ----------------------------

     Net earnings before income taxes            697,956         107,632    (47,735)            757,853

Income tax (expense) benefit                    (187,491)        (33,244)    16,230(5)         (204,505)
                                              --------------------------   ----------------------------
     Net earnings (loss)                      $  510,465      $   74,388   $(31,505)        $   553,348
                                              ==========================   ============================


Net earnings per common and
     common equivalent share                  $      .21                                    $       .23
                                              ==========                                    ===========

Weighted average common and common
equivalent shares outstanding                  2,431,069                                      2,431,069


        See notes to pro forma combined condensed statements of earnings.

                              SI TECHNOLOGIES, INC.
               PRO FORMA COMBINED CONDENSED STATEMENTS OF EARNINGS
                                   (UNAUDITED)

                                                      HISTORICAL
                                                      ----------
                                               FOR THE SIX MONTHS ENDED
                                                   JANUARY 31, 1996

                                                                                               PRO FORMA
                                                  SI           EVERGREEN      ADJUSTMENTS       COMBINED
                                              --------------------------      ---------------------------
Net sales                                     $5,826,036      $1,075,981      $      -         $6,902,017
Cost of sales                                  3,068,632         648,618         1,750(1)       3,719,000
                                              --------------------------      ---------------------------
     Gross profit                              2,757,404         427,363        (1,750)         3,183,017

Operating expenses:
    Selling, service, general and
      administrative                           1,626,901         336,686       (38,228)(2)      1,925,359
    Research, development and engineering        441,607          75,068             -            516,675
    Amortization of intangibles                   45,192               -         7,500(3)          52,692
                                              --------------------------      ---------------------------
     Total operating expenses                  2,113,700         411,754       (30,728)         2,494,726
                                              --------------------------      ---------------------------

     Earnings from operations                    643,704          15,609        28,978            688,291

Interest expense                                 (36,205)        (13,863)      (41,500)(4)        (91,568)
Other income, net                                 36,507           6,945             -             43,452
                                              --------------------------      ---------------------------

     Net earnings before income taxes            644,006           8,691       (12,522)           640,175

Income tax (expense) benefit                    (243,700)         (2,955)        4,257(5)        (242,398)

                                              --------------------------      ---------------------------
     Net earnings (loss)                      $  400,306      $    5,736      $ (8,265)        $  397,777
                                              ==========================      ===========================


Net earnings per common and
     common equivalent share                  $      .16                                       $      .16
                                              ==========                                       ==========

Weighted average common and common
equivalent shares outstanding                  2,432,725                                        2,432,725

        See notes to pro forma combined condensed statements of earnings.

                              SI TECHNOLOGIES, INC.
          NOTES TO PRO FORMA COMBINED CONDENSED STATEMENTS OF EARNINGS
                                   (unaudited)

(1) Adjustment to increase depreciation expense resulting from the revaluation of acquired property and equipment. The acquired assets will be depreciated over service lives from two years to seven years.

(2) a.) Adjustment to remove compensation expense associated with former executive officers of Evergreen who were not employed by the Company after the acquisition on April 12, 1996; b.) Adjustment to increase general and administrative expenses for consulting and non-compete agreement with former executive officers of Evergreen; c.) Adjustment to increase depreciation expense resulting from the revaluation of acquired property and equipment. The acquired assets will be depreciated over service lives from two years to seven years.

(3) Amortization of amounts assigned to intangible assets acquired in the acquisition of Evergreen. The full adjustment amount to intangible assets is assigned to goodwill and will be amortized over a period of 25 years.

(4) Adjustment to reflect the increased interest expense associated with the debt financing of the Evergreen acquisition.

(5)  Tax effects of pro forma adjustments.

                                  EXHIBIT INDEX

                                                                   SEQUENTIALLY
      EXHIBIT NO.         DESCRIPTION                              NUMBERED PAGE

          2.1 Acquisition Agreement and Plan of Merger dated April 12, 1996 among
                          SI Technologies, Inc., SI Acquisition
                          Corporation, Evergreen Weigh, Inc.
                          Carl R. Harris and Ruth Harris.







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